J.P. MORGAN INCOME FUNDS

JPMorgan Mortgage-Backed Securities Fund

(the “Fund”)

(a series of JPMorgan Trust II)

(All Share Classes)

Supplement dated March 5, 2025

to the current Summary Prospectuses as supplemented

As previously supplemented on October 21, 2024, effective November 1, 2024, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses was hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Richard Figuly	2015	Managing Director
Michael Sais	2005	Managing Director
Andrew Melchiorre	2019	Managing Director
Sajjad Hussain	2024	Managing Director

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Mortgage-Backed Securities Fund” section of each Prospectus was hereby deleted in its entirety and replaced with the following:

Mortgage-Backed Securities Fund

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by research teams who provide individual security and sector recommendations regarding their area of focus, while the portfolio managers select and allocate individual securities in a manner designed to meet the investment objective of the Fund.

The lead portfolio managers are Richard Figuly, Managing Director, Michael Sais, Managing Director and CFA charterholder, Andrew Melchiorre, Managing Director and Sajjad Hussain, Managing Director and CFA charterholder. Mr. Figuly became part of the team responsible for management of the Fund in 2015. An employee of JPMIM or predecessor firms since 1993, Mr. Figuly is a member of the Global Fixed Income, Currency & Commodities Group (GFICC) and a portfolio manager for the U.S. Value Driven Team and is responsible for managing certain J.P. Morgan Funds and institutional taxable bond portfolios. Mr. Sais is a member of the GFICC group and a portfolio manager for the U.S. Value Driven Team and has been part of the team responsible for the management of the Fund since 2005. Mr. Sais joined JPMIM or predecessor firms in 1994 as a senior fixed income research analyst. An employee of JPMIM since 2012 and a member of the portfolio management team since 2019, Mr. Melchiorre is a member of the GFICC group and is portfolio manager for the U.S. Value Driven team responsible for managing institutional taxable bond portfolios. An employee of JPMIM since 2016 and a member of the portfolio management team since 2024, Mr. Hussain is the Head of Securitized Strategies within the GFICC team. Prior to 2024, Mr. Hussain was the head of the structured credit research team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES FOR FUTURE REFERENCE

SUP-MBS-PM-1024-2